As filed with the Securities and Exchange Commission on May 25, 1995
                                        Registration No. 33-

=================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                         -------------------------

                                 FORM S-8
                          REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933

                          -----------------------

               HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
          (Exact name of registrant as specified in its charter)

               Delaware                        11-2534306
     (State or other jurisdiction of        (I.R.S. Employer
     incorporation or organization)         Identification No.)

                1101 Pennsylvania Avenue, N.W., Suite 1010,
                          Washington, D.C. 20004
        (Address of principal executive offices including zip code)

               HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
                            1992 INCENTIVE PLAN
                         (Full title of the plan)

                             Bernard A. Girod
                                 President
                1101 Pennsylvania Avenue, N.W., Suite 1010
                          Washington, D.C. 20004
                  (Name and address of agent for service)

                              (202) 393-1101
       (Telephone number, including area code, of agent for service)

                       CALCULATION OF REGISTRATION FEE
=================================================================
 TITLE OF                PROPOSED       PROPOSED      AMOUNT OF
SECURITIES   AMOUNT      MAXIMUM         MAXIMUM     REGISTRATION
  TO BE      TO BE     OFFERING PRICE   AGGREGATE         FEE
REGISTERED  REGISTERED  PER SHARE (2)  OFFERING PRICE (2)
----------------------------------------------------------------
Common       400,000(1)   $36.50        $14,600,000   $5,034.48
Stock, par
value $.01 per share
=================================================================
(1) Registrant has previously registered 500,000 shares of Common Stock on its Registration Statement on Form S-8 (No. 33-60236). This Registration Statement is being filed to register additional shares of Common Stock for issuance under the Plan.

(2) Pursuant to Rule 457(h) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Stock on the New York Stock Exchange on May 23, 1995.


Exhibit Index Appears on Page 5                   Page 1 of 25

PART II.  Item 3.  Incorporation of Documents by Reference.

     The following documents heretofore filed by Harman
International Industries, Incorporated (the "Company") with the
Securities and Exchange Commission are incorporated herein by reference:

     (1)  The Company's Registration Statement on Form S-8 (No.
          33-60236) filed on March 29, 1993;

     (2)  Annual Report on Form 10-K for the fiscal year ended
          June 30, 1994, filed on September 20, 1994 and amended on December 2, 1994 and December 19, 1994;

     (3) Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1994, filed on November 4, 1994 and amended on December 19, 1994;

     (4)  Annual Report on Form 11-K for the Company's Retirement
          Savings Plan for the fiscal year ended June 30, 1994, filed on December 27, 1994;

     (5) Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1994, filed on February 8, 1995 and amended on February 14, 1995;

     (6) Current Report on Form 8-K filed on March 14, 1995, and amended by Form 8-K/A filed on May 8, 1995;

     (7) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1995, filed on May 15, 1995; and

     (8) The description of the Company's Common Stock contained in the Company's Registration Statement on Form S-3
          (No. 33-50683) filed on October 20, 1993.

     All documents subsequently filed by the Company pursuant to
Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange
Act of 1934, prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.  Any statement
contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this
Registration Statement.
                                   II-1                                   2

Item 8.  Exhibits.

     4.1       Restated Certificate of Incorporation of the
               Company (filed as Exhibit 4.1 to Registrant's Form
               S-3 Registration Statement No. 33-50683, and incorporated herein by reference)

     4.2       By-Laws of the Company (filed as Exhibit 4(b) to
               Registrant's Form S-8 Registration Statement No.
               33-60236, and incorporated herein by reference)

     4.3       Amended and Restated Harman International
               Industries, Incorporated 1992 Incentive Plan, as amended by Amendment No. 1

     5         Opinion of Counsel

     23.1      Consent of Independent Auditors

     23.2      Consent of Counsel (included in Exhibit 5)

     24 Power of Attorney (set forth at page II-3 of this Registration Statement)




                                SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northridge, State of California, on this 25th day of May, 1995.

                              HARMAN INTERNATIONAL
                              INDUSTRIES, INCORPORATED


                              By: /s/ Bernard A. Girod
                                --------------------
                                  Bernard A. Girod
                                  President, Chief Operating
                                  Officer, Chief Financial
                                  Officer and Secretary





                                   II-2                                   3

     KNOW ALL MEN BY THESE PRESENTS, that each of the directors and officers of the Company whose signatures are set forth below hereby (1) constitutes and appoints Dr. Sidney Harman and Mr. Bernard A. Girod, jointly and severally, as his or her agent and attorney-in-fact with full power of substitution and resubstitution to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities any and all (i) amendments, including post-effective amendments, to this Registration Statement and any and all exhibits thereto and
(ii) other documents to be filed with the Securities and Exchange Commission with respect to the securities covered by this Registration Statement and (b) do and perform any and all other lawful acts and deeds whatsoever that may be necessary or required in the premises and (2) ratifies and approves any and all lawful actions that may be taken pursuant hereto by either or both of the above-named agents and attorneys-in-fact or their substitutes.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature               Title                  Date
        ---------               -----                  ----

/s/Sidney Harman
----------------------
Sidney Harman       Chairman of the Board and     May 25, 1995
                    Chief Executive Officer
                    (Principal Executive Officer)
/s/Bernard A. Girod
----------------------
Bernard A. Girod    Director, President, Chief    May 25, 1995
                    Operating Officer, Chief
                    Financial Officer and
                    Secretary (Principal
                    Financial and Accounting
                    Officer)

/s/Shirley M. Hufstedler
------------------------
Shirley M. Hufstedler    Director                 May 8, 1995


/s/Edward H. Meyer
----------------------
Edward H. Meyer          Director                 May 5, 1995


/s/Alan Patricof
----------------------
Alan Patricof            Director                 May 25, 1995
                                   II-3                                   4

                               EXHIBIT INDEX


                                                  Page Number
                                                  in
                                                  Sequentially
     Exhibit                                      Numbered
     Number      Exhibit Description              Copy



     4.1       Restated Certificate of Incorporation
               of the Company (filed as Exhibit 4.1
               to Registrant's Form S-3 Registration
               Statement No. 33-50683 and
               incorporated herein by reference)                      I/B/R

     4.2       By-Laws of the Company (filed as
               Exhibit 4(b) to Registrant's Form
               S-8 Registration Statement No. 33-
               60236 and incorporated herein
               by reference)                                          I/B/R

     4.3       Amended and Restated Harman
               International Industries,
               Incorporated 1992 Incentive
               Plan, as amended by Amendment No. 1                        6


     5         Opinion of Counsel                                        22

     23.1      Consent of Independent Auditors                           24

     23.2      Consent of Counsel
               (included in Exhibit 5)                                   22

     24        Power of Attorney
               (set forth at page II-3 of
               this Registration Statement)                               4











                                                                          5